UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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KAISER VENTURES LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KAISER VENTURES LLC

NOTICE OF MEETING OF MEMBERS

JUNE 20, 2006

TO THE MEMBERS OF KAISER VENTURES LLC:

Notice is hereby given that a meeting of the members of Kaiser Ventures LLC will be held at the Doubletree Ontario Airport Hotel, located at 222 N. Vineyard Avenue, Ontario, California, on Tuesday, June 20, 2006, beginning at 9:00 a.m., local time, for the following purposes:

1. To elect five individuals to serve on the Board of Managers until the next members’ meeting or until their successors are elected; and

2. To transact such other business as may properly come before the meeting and any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Managers fixed the close of business on April 28, 2006, as the record date for the determination of members entitled to notice of, and to vote at, the meeting.

IT IS IMPORTANT THAT YOU VOTE. You are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

Accompanying this Meeting Notice are a Proxy Statement and Form of Proxy.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Terry L. Cook
Terry L. Cook, Secretary

Ontario, California

May 5, 2006

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR SECRETARY BY MAIL OR BY FACSIMILE, BY SUBMITTING A SUBSEQUENT LATER DATED PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

i

KAISER VENTURES LLC

3633 EAST INLAND EMPIRE BOULEVARD, SUITE 480

ONTARIO, CA 91764

(909) 483-8500

PROXY STATEMENT

INTRODUCTORY NOTE

Unless otherwise noted, (1) the terms “Kaiser LLC” or the “Company,” “we,” “us” and “our” refer to Kaiser Ventures LLC, (2) the term “Kaiser Inc.” refers to the former Kaiser Ventures Inc., (3) the term “Kaiser” refers to the ongoing business operations of Kaiser LLC and its subsidiaries, whether previously conducted in the form of Kaiser Inc. or currently by Kaiser LLC, (4) the terms “Class A Units” and “members” refer to Kaiser LLC’s Class A Units and the beneficial owners thereof, respectively, and (5) the term the “merger” refers to the merger of Kaiser Inc. with and into Kaiser LLC, effective November 30, 2001, in which Kaiser LLC was the surviving company.

INFORMATION CONCERNING SOLICITATION AND VOTING

We are furnishing this Proxy Statement to our members in connection with our solicitation of proxies to be voted at our meeting of members on June 20, 2006, and any adjournments or postponements thereof. Enclosed with this Proxy Statement is a copy of our Annual Report to members for the year ended December 31, 2005, which includes our Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2005. We are first mailing this Proxy Statement and the accompanying proxy card on or about May 5, 2006.

TIME, PLACE AND PURPOSES

We will hold our meeting at the Doubletree Ontario Airport Hotel, located at 222 N. Vineyard Avenue, Ontario, California on Tuesday, June 20, 2006, at 9:00 a.m., local time. At the meeting, we will ask you to elect five individuals to serve as members of our Board of Managers until the next meeting of members, or until their successors are elected.

Although we are not aware of any other matters to be submitted to the members at the meeting, any other business, which properly comes before the meeting may be transacted at the meeting. Our Operating Agreement requires certain advance notice of proposals and nominations. If other matters do properly come before the meeting, the persons named in the enclosed proxy may vote on such matters in accordance with their best judgment.

RECORD DATE; VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

Our Board of Managers fixed the close of business on April 28, 2006, as the record date for determining the members entitled to receive notice of and to vote at the meeting. Only members of record as of the close of business on the record date will be entitled to vote at the meeting.

We had 6,939,299 Class A Units outstanding as of the close of business on the record date. Out of the outstanding Class A Units, 104,267 units have not yet been distributed to the Class 4A unsecured creditors of the Kaiser Steel Corporation (“KSC”) bankruptcy estate. Each outstanding unit (other than units not yet distributed to Class 4A unsecured creditors of KSC) is entitled to one vote on each matter properly brought before the meeting. The Company also has outstanding Class B, Class C and Class D Units, the terms of which do not entitle holders of those units to vote on the proposals before the meeting. In addition there are individuals and entities that have failed, to date, to convert their stock in the former Kaiser Ventures Inc. into Class A Units of Kaiser Ventures LLC. Until there is a conversion to Class A Units, such stockholders are not voting members.

Holders of a majority of the issued and outstanding Class A Units, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting. The five nominees for the Board of Managers receiving the greatest numbers of votes at the meeting will be elected to the five positions on the Board of Managers. Provided there is a quorum, other business that may properly come before the meeting will be approved by an affirmation vote of a majority of the units present in person or by proxy at the meeting.

BOARD OF MANAGERS’ RECOMMENDATION

Our Board of Managers unanimously recommends that you vote “FOR” the nominees to be elected to the Board of Managers.

VOTING

All Class A Units represented by valid proxies received before the meeting will be voted at the meeting as specified in the proxy, unless the proxy has been previously revoked. If you vote by proxy, you must sign, date and return the enclosed proxy cared in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet. If no specification is made on a proxy with respect to a proposal, the related Class A Units will be voted “FOR” that proposal. Unless you indicate otherwise, your proxy card also will confer discretionary authority on the board appointed proxies to vote your Class A Units represented by the proxy on any matter that is properly presented for action at the meeting.

Our Class A Units are not usually held in “street name.” However, if you hold any Class A Units in “street name,” i.e., by a broker, your broker may vote your Class A Units on your behalf. However, for your broker to vote your Class A Units, your broker must receive proper instructions with respect to casting your vote. If you hold your Class A Units through a broker, please tell your broker how you would like him or her to vote your Class A Units.

The Company encourages you to take advantage of telephone or Internet voting because of their ease and efficiency.

REVOCATION OF A PROXY

You have the right to revoke your proxy at any time before it is voted by giving written notice of revocation to our Secretary by mail or by facsimile, by submitting a subsequent later dated proxy or by voting in person at the meeting.

COSTS OF SOLICITATION

We will pay the expenses of printing, assembling and mailing this Proxy Statement. In addition to the use of the mails, our managers, officers or regular employees may solicit proxies without additional compensation, except for reimbursement of actual expenses. They may do so using the mails, in person, by telephone, by facsimile transmission or by other means of electronic communication. We may also make arrangements with brokerage firms and custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of Class A Units held of record by such member as of the record date. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending these proxy materials to, and obtaining instructions from, beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL UNIT MEMBERS

For information on the principal members, please see “Item 11. - Security Ownership of Certain Beneficial Owners and Management” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

SECURITY OWNERSHIP OF MANAGEMENT

For information on the security ownership of management, please see “Item 11. - Security Ownership of Certain Beneficial Owners and Management” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

For information on compliance with Section 16(a) of the Securities Exchange Act of 1934, please see “Item 9. - Managers and Executive Officers of the Company; Compliance with Section 16(a) of the Exchange Act” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

PROPOSAL ONE

ELECTION OF MANAGERS

NOMINEES

A board of five managers is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently managers of the Company. In the event that any nominee of the Company is unable or declines to serve as manager at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Managers to fill the vacancy. The term of office of each person elected as a manager will continue until the next annual meeting of members or until his successor has been elected and qualified.

The five nominees receiving the greatest numbers of votes at the meeting will be elected to the five manager positions.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” EACH NOMINEE

The nominees and current members of the Board of Managers are as follows:

NAME	AGE	POSITION WITH THE COMPANY
Richard E. Stoddard	55	Chief Executive Officer, President and Chairman of the Board

Ronald E .Bitonti	73	Manager

Todd G. Cole	85	Manager

Gerald A. Fawcett	73	Vice Chairman

Marshall F. Wallach	63	Manager

For biographical information on each of the manager nominees, please see “Item 9. - Managers and Executive Officers of the Company” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

MANAGER EMERITUS

Reynold C. MacDonald serves as a Manager Emeritus on our Board of Managers. This is an honorary, nonvoting and unpaid position. In this position, Mr. MacDonald is available to the Board and to the Chief Executive Officer to provide guidance on Company matters. For biographical information on Mr. MacDonald, please see “Item 9. - Managers and Executive Officers of the Company” found in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

MANAGER COMPENSATION

For a discussion of the compensation paid to the individuals serving on the Board of Managers, please see “Item 9. Managers and Executive Officers of the Company” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

MEETINGS OF THE BOARD OF MANAGERS

Kaiser LLC’s Board of Managers held 3 meetings in 2004 and 5 meetings in 2005. All managers attended at least 75% of the aggregate of the meetings of the Board and the meetings of the committees on which they served during 2004 and 2005.

COMMITTEES OF THE BOARD

Our Board has a standing Audit and Human Relations Committee. It has no standing nominations committee.

AUDIT COMMITTEE

The Audit Committee, currently consists of Messrs. Wallach (Chairman) and Mr. Cole.

The functions of the Audit Committee and its activities are described below under the heading “Report of the Audit Committee.” The Audit Committee held 5 meetings in 2004 and 4 meetings in 2005. Our Board has determined that both Mr. Wallach and Mr. Cole are independent of Kaiser’s management and that they have accounting or financial management experience sufficient to qualify each of them as a “financial expert” under the rules issued by NASDAQ. In addition, our Board has determined that Mr. Wallach and Mr. Cole each qualify as an “audit committee financial expert” under current SEC rules and regulations. However, even if none of the current members of our Audit Committee would qualify as an “audit committee financial expert” under SEC rules and regulations, we would retain Mr. Wallach and Mr. Cole on the Audit Committee because of their expertise and experience in financial matters, including reviewing and analyzing financial statements, and their familiarity with the Company and its operations. In addition:

•	Neither Mr. Wallach nor Mr. Cole sits on audit committees for more than two other public companies.

•	Each member of the Audit Committee has one vote.

•	Neither Mr. Wallach nor Mr. Cole receives any compensation from us, other than as a manager and/or as a member of any committee appointed by the Board of Managers.

REPORT OF THE AUDIT COMMITTEE

The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Audit Committee’s primary function is to review the financial information to be provided to our members, the financial reporting process, the system of internal controls, the audit process and the Company’s process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee seeks to maintain free and open communication between the managers, the independent registered public accounting firm and our internal financial management. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.

In addition to its regular activities, on January 26, 2005, the Audit Committee terminated Ernst & Young LLP as our independent registered public accounting firm and retained Moss Adams LLP as our independent registered public accounting firm.

In connection with our annual audit for 2005:

•	The Audit Committee reviewed and discussed with Moss Adams LLP, our independent registered public accounting firm, their overall plans for the audit and the audit’s scope.

•	The Audit Committee reviewed Communications with Audit Committees, as amended, and discussed the audited financial statements with our management.

•	The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61, Communications with Audit Committees, as amended,

•	The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm its independence.

•	The Audit Committee met in executive session with management and separately with representatives of Moss Adams LLP.

Based upon the foregoing, the Audit Committee recommended to the Board of Managers that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

By:	/s/ Marshall F. Wallach
Marshall F. Wallach, Chairman

By:	/s/ Todd G. Cole
Todd G. Cole

HUMAN RELATIONS COMMITTEE

Although, Kaiser Ventures LLC leases its employees from Business Staffing, Inc., the Human Relations Committee, along with Business Staffing, Inc., reviews compensation and benefit programs for the employees leased to Kaiser by Business Staffing. The Human Relations Committee held two meetings in 2004 and two meetings in 2005.

NO NOMINATING COMMITTEE

We do not have a standing committee to nominate candidates to the Board of Managers. For purposes of establishing a slate of nominees for the upcoming members’ meeting, the Board of Managers effectively acted as a nominating committee. The Board manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering among other things: (i) the appropriate skills and characteristics required on the Board; (ii) the value of continuity of experience in dealing with the Company’s project’s; (iii) the current makeup of the Board; and (iv) the wishes of the existing members of the Board to continue to serve on the Board, the Board nominates a slate of individuals.

MEMBER COMMUNICATIONS WITH MANAGERS

Members may communicate with members of the Board of Managers by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 3633 Inland Empire Blvd., Suite 480, Ontario, California 91764.

MANAGERS ATTENDANCE AT MEMBERS’ MEETING

Managers are encouraged by the Company to attend the June 20, 2006, scheduled meeting of members if their schedules permit. All of the managers are expected to be in attendance at the June 20, 2006 meeting of members.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a “Code of Business Conduct and Ethics” which is applicable to all employees, officers and managers of the Company. This policy states the Company’s policies on, among other things, complying with laws, fair dealing, confidentiality and insider trading. This policy also creates an enforcement procedure in which employees are able to submit reports or inquiries to the Audit Committee, on a strictly confidential basis, for the committee’s independent investigation. The Company’s Code of Business Conduct and Ethics is published and available on the Company’s website at www.kaiserventures.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE. On January 26, 2005, our Audit Committee dismissed Ernst & Young LLP as our independent registered public accountant firm with the termination to be effective immediately. Ernst & Young LLP had served in such capacity since 1993.

On January 26, 2005, the Audit Committee engaged Moss Adams LLP as our independent registered public accountant firm for the fiscal year 2004 and to review our financial statements to be filed in connection with our Form 10-QSB Reports for the quarters ended June 30, 2004 and September 30, 2004. Prior to engaging Moss Adams LLP, we did not consult with them regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements. Moss Adams LLP was also engaged by the Audit Committee for 2005.

During our two most recent completed fiscal years and the subsequent interim periods preceding the Audit Committee’s determination to change our independent registered public accountant firm, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement or disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. We restated our financial statements and applicable reports on Form 10-Q and Form 10-K beginning with the June 30, 2001, 10-Q/A Report through the Report on Form 10-K/A for the year ended December 31, 2003. Ernst & Young LLP’s reports on our financial statements for the two years prior to termination did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

FEES PAID. For information on the fees paid to the Company’s current and former registered public accounting firm, please see “Item 4. – Principal Accountant Fees and Services” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

APPOINTMENT FOR CURRENT FISCAL YEAR. The Audit Committee has appointed Moss Adams LLP as the Company’s independent registered accounting firm for 2006.

ATTENDANCE AT ANNUAL MEETING. A representative of Moss Adams LLP is expected to attend the meeting, will be afforded an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by members.

EXECUTIVE OFFICERS

The current executive officers of the Company are:

NAME	AGE	POSITION WITH THE COMPANY
Richard E. Stoddard	55	President, Chairman of the Board and Chief Executive Officer

James F. Verhey	58	Executive Vice President - Finance and Chief Financial Officer

Terry L. Cook	50	Executive Vice President - Administration, General Counsel and Corporate Secretary

For biographical information of the executive officers; please see “Item 9. - Managers and Executive Officers of the Company” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

EXECUTIVE COMPENSATION

For information on the Company’s executive officers, please see “Item 10. - Executive Compensation” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

OPTION GRANTS IN 2004 AND 2005

There were no option grants made to a Named Executive Officer in 2004 or in 2005.

AGGREGATE OPTION EXERCISES IN 2004 AND 2005 AND OPTION VALUES AT DECEMBER 31, 2005

No options were exercised by the Named Executive Officers in 2004 or 2005. For information on option values at December 31, 2004, for the Named Executive Officers, please see “Item 10. - Executive Compensation - Aggregated Option Exercises in 2005” and option values at December 31, 2005, in the Company’s Annual Report Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

LONG-TERM INCENTIVE COMPENSATION PLANS

For information on long-term incentive compensation plans, please see “Item 10. - Executive Compensation - Long-Term Incentive Compensation Plans” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

EMPLOYMENT AGREEMENTS

For information on the employment agreements of the Executive Officers, please see “Item 10. - Executive Compensation - Employment Agreements” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which information is incorporated herein by this reference.

HUMAN RELATIONS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATIONS

During the year ending December 31, 2005, the Human Relations Committee consisted of Messrs. Cole (Chairman), Bitonti, and Fawcett. Mr. Fawcett was President and Chief Operating Officer of Kaiser from January 1996, until his retirement from full time duties on January 15, 1998. Mr. Fawcett continues to perform work for us from time-to-time. During 2005, Mr. Fawcett received $60,000 as a base salary and was awarded 5,000 restricted Class A Units. He was not separately compensated for his service on the Board of Managers. Mr. Fawcett also continues to serve on the Board of Managers of Mine Reclamation, LLC.

SECTION 16(m) OF THE INTERNAL REVENUE CODE

To date the Human Relations Committee has made no decision on whether the Company should adopt and implement with respect to the $1,000,000 compensation deduction cap imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation’s chief executive officer and four other highly compensated executive officers. While the highest annual salary and bonus that is currently paid to an executive of the Company is well below $1,000,000, because the ultimate value of the stock options or other stock related incentives granted to executive officers is unknown, the Committee is considering if it is necessary or appropriate to implement a policy that addresses the compensation cap and the deductibility of any compensation that may exceed such cap.

NO MARKET COMPARISON

Since our Class A Units are not publicly traded, there can be no comparison to a broad market index.

MEMBER PROPOSALS AND NOMINATIONS

FOR MANAGERS FOR AN ANNUAL MEETING

Any member desiring to submit a proposal for consideration at the next meeting of members must make such submission to us at our principal place of business as discussed below. Any member proposal must comply with applicable laws and Securities and Exchange Commission rules and regulations. In addition, as described in more detail below, the Company’s Operating Agreement provides that a member must give timely notice thereof in writing and in proper form to the Secretary of the Company.

Similarly, any member may submit a nominee to the Board of Managers provided that such nomination is made in compliance with all applicable laws, Securities and Exchange Commission rules and regulations and our Operating Agreement.

To be properly brought before a meeting, nominations for the election of managers or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (b) otherwise properly brought before the meeting by or at the direction of the Board; or (c) otherwise properly brought before the meeting by a member. For business to be properly brought before an annual meeting by a member, or for a member to nominate candidates for election as Managers at an annual or special meeting of the members, the member must have given timely notice thereof in writing and in proper form to the Secretary of the Company. To be timely, notice must be delivered, or mailed to and received at the principal executive offices of the Company:

(a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding meeting of members, not less than 60 days nor more than 90 days prior to such anniversary date; and

(b) in the case of an annual meeting that is not called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of the members at which managers will be elected, not later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, the notice to the Secretary shall set forth, as to each matter: (i) the name and address of the member who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed; (ii) a representation that the member is a holder of record of Class A Units entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the member and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the member; (iv) such other information regarding each nominee or each matter of business to be proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Managers; and (v) if applicable, the consent of each nominee to serve as a manager of Kaiser LLC if so elected.

Given the nature of the Company and in an effort to reduce costs, the Company currently holds meetings for the election of Managers approximately every two years. Accordingly, the Company currently anticipates that the next meeting at which Managers would be elected would be held in June 2008.

ANNUAL REPORT

Enclosed with this Proxy Statement is a copy of our Annual Report to members for the year ended December 31, 2005. No part of such Annual Report is intended to be incorporated into this Proxy Statement except as expressly provided herein. We will furnish you a copy of our Annual Report on Form 10-KSB, without charge, upon written request although our Annual Report on Form 10-KSB is being furnished to you with this Proxy.

OTHER MATTERS

As of the date of this Proxy Statement, the Company is not aware of any other matters that may come fore the meeting. However, if matters other than the election of individuals to serve on our Board of Managers should properly come before the meeting, the individuals named on the enclosed card intend to vote such proxy in accordance with their best judgment.

SUMMARY OF INFORMATION INCORPORATED BY REFERENCE

The following table summarizes the information incorporated by reference for our 2005 Annual Report on 10-KSB:

PROXY ITEM	LOCATION IN 10-KSB FOR 2005
Security ownership of certain beneficial members and management - Principal Unit Members	“Item 11. - Security Ownership of Certain Beneficial Owners and Management”

Security ownership of certain beneficial members and management - Security Ownership of Management	“Item 11. - Security Ownership of Certain Beneficial Owners and Management”

Compliance with Section 16(a) of the Securities Exchange Act of 1934	“Item 9. - Managers and Executive Officers of the Company; Compliance with Section 16(a) of the Exchange Act”

The Board of Managers Recommends A Vote “FOR” Each Nominee	“Item 9. - Managers and Executive Officers of the Company”

The Board of Managers Recommends A Vote “FOR” Each Nominee - Manager Emeritus	“Item 9. - Managers and Executive Officers of the Company”

Independent Auditors – Fees Paid	“Item 4. - Principal Accountant Fees and Services”

Executive Officers	“Item 9. - Managers and Executive Officers of the Company”

Executive Compensation	“Item 10. - Executive Compensation”

Aggregated Option Exercises in 2003 and 2004 and Option Values at December 31, 2004	“Item 10. - Executive Compensation - Aggregated Option Exercises in 2003 and 2004 and Option Values at December 31, 2004”

Long-Term Incentive Compensation Plans	“Item 10. - Executive Compensation – Long-Term Incentive Compensation Plans”

Employment Agreements	“Item 10. - Executive Compensation – Employment Agreements”

Dated: May 5, 2006	BY ORDER OF THE BOARD OF MANAGERS

/s/ Terry L. Cook
Terry L. Cook Secretary

Annex A

KAISER VENTURES LLC

AUDIT COMMITTEE CHARTER

(AMENDED & RESTATED)

NOVEMBER 8, 2005

STATEMENT OF POLICY

The Audit Committee of the Board of Managers shall assist the Board of Managers in fulfilling its financial oversight responsibilities. Its primary function shall be to review the financial information which will be provided to the members and others, the financial reporting process, the system of internal controls, the audit process and Kaiser Venture LLC’s (the “Company” or “Kaiser”) process for monitoring compliance with laws and regulations.

To assure the appropriate division of labor in corporate governance, the Audit Committee must draw a line between its oversight role and management’s role in managing the affairs of the Company. The Audit Committee is intended to oversee, but not replace, management’s own efforts. Accordingly, the Audit Committee will initiate reviews of the Company’s financial reporting processes and systems, but it is the responsibility of management and the independent registered public accounting firm to bring to the attention of the Audit Committee any significant failures, irregularities, or other problems within those processes and systems that may arise from time to time and come to their attention.

In performing its duties, the Audit Committee will seek to maintain free and open communication between the managers, the independent registered public accounting firm, and the financial management of the Company. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee in the performance of its duties.

AUDIT COMMITTEE COMPOSITION

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MANAGERS. The Audit Committee shall be comprised of at least two “independent” managers. If at any time the Committee is composed of fewer than two independent managers, such lesser number will constitute the Audit Committee until the Board of Managers appoints a successor or successors. Committee members may be removed by the Board of Managers at any time in its discretion.

For a manager to be deemed “independent,” the Board of Managers must affirmatively determine the manager has no material relationship with the Company either directly or as a partner, shareholder, investor or officer of an organization that has a relationship with the Company). “Independence” also requires a five-year cooling-off period for managers who are or were employees of Kaiser, or of its independent auditors and for immediate family members of the above. If future SEC or other applicable rules require a more limited definition of “independent,” then this charter will be deemed amended when so required to conform with any additional limitations.

Annex - 1

ACCOUNTING AND FINANCIAL EXPERIENCE OF COMMITTEE CHAIR. The members of the Audit Committee shall designate a Chair by majority vote of the full Audit Committee membership. The Chair of the Audit Committee shall have sufficient accounting or financial management experience to protect the interests of Kaiser’s members, evaluate financial statements, understand general accounting principles, GAAP reporting, and monitor and evaluate internal audit controls as well as the overall audit process and compliance with laws and regulations.

ONE AUDIT COMMITTEE MEMBER MUST BE A “FINANCIAL EXPERT.” At least one member of the Audit Committee (which may be the Chair) shall have accounting or financial management experience sufficient to qualify as a “financial expert” under the rules of NASDAQ in effect as of the date this Committee adopts this revised Audit Committee Charter. In determining whether an Audit Committee member is a financial expert, the Board of Managers and the Audit Committee will consider, among other things, whether a person has, through education and experience as a public accountant or auditor or a principal financial officer or principal accounting officer, or from a position involving similar functions:

•	An understanding of Generally Accepted Accounting Principles (“GAAP”) and financial statements;

•	Experience in reviewing, preparing, auditing, analyzing or evaluating financial statements of generally comparable companies, and applying such principles in connection with the accounting for estimates, accruals and reserves or experience actively supervising one or more persons engaged in such activities;

•	Experience with internal accounting controls; and

•	An understanding of audit committee functions.

ADDITIONAL LIMITATIONS. No member of the Audit Committee may sit on audit committees for more than two other public companies, unless explicitly approved by the Company’s Board of Managers and proper disclosure is made in the Company’s proxy statement.

MEETINGS AT LEAST QUARTERLY

The Audit Committee will meet in an executive session at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, in connection with each meeting the Committee will provide an opportunity for the independent auditors and management of the Company to meet separately with the Audit Committee, without members of the other group present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel and the cooperation that the independent auditors received during the course of their work. Telephonic meetings, as appropriate, are permitted.

VOTING

Each member of the Audit Committee shall have one vote.

COMPENSATION

Audit Committee members may not receive any compensation from Kaiser, other than as a unit holder, manager and/or as a member of any committee appointed by the Board of Managers.

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SOLE AUTHORITY FOR RETAINING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER FINANCIAL PROFESSIONALS

The Audit Committee will have the sole power to:

•	Hire, fire and oversee the independent registered public accounting firm that audits the financial statements of the Company and its divisions and subsidiaries, based on the Audit Committee’s judgment of the independent auditors’ independence and effectiveness, as well as approving all fees and engagement terms;

•	Resolve any disagreement between the independent registered public accounting firm and management; and

•	Approve all non-audit services performed by Kaiser’s independent registered public accounting firm, subject to a de minimis exception for such non-audit services. In doing so, the Audit Committee will consider whether the provision of non-audit services, if any, by the independent registered accounting firm is compatible with maintaining the independent auditors’ independence. The Audit Committee will not approve any of the Prohibited Services listed on Appendix “A” to this document, and, in making a business judgment about particular non-audit services, the Audit Committee will consider the guidelines contained in Appendix A to this document.

OVERSIGHT RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of the Company meet or exceed all applicable legal and business standards.

In carrying out its responsibilities, the Audit Committee will:

•	At least annually, obtain from the independent registered public accounting firm s a written communication delineating all their relationships and professional services, as required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, and an explanation of the independent auditor’s internal quality control procedures and material issues (if any) raised in their peer review. In addition, review with the independent registered public accounting firm the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Managers take, appropriate action to ensure the continuing independence of the independent registered public accounting firm.

•	Have a clear understanding with the independent registered public accounting firm that they are ultimately accountable to the Board of Managers and the Audit Committee, as the members’ representatives, and that the Audit Committee has the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate its services.

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•	Meet with the independent registered public accounting firm and financial management of the Company prior to any audit to review the scope of the proposed audit, including the timing of the audit, the procedures to be utilized and the adequacy of the independent registered public accounting firm’s compensation. At the conclusion of the audit process, review the findings in the audit with the independent registered public accounting firm .

•	Review the performance of the Company’s financial and accounting personnel with the independent registered public accounting firm, as well as the adequacy and effectiveness of the accounting and financial controls, including computerized information system controls and security, of the Company. Elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

•	Review, alone or with legal counsel, pending or threatened legal and regulatory matters that may have a material effect on the Company’s financial statements or on the Company’s compliance policies, as provided by management of the Company.

•	Require the independent registered public accounting firm to timely report to the Audit Committee (i) any difficulties encountered in the course of audit work, including any restriction on the scope of activities or access to required information, (ii) all alternative treatments of financial information within GAAP discussed by the independent auditors and management, the ramifications of each such alternative treatment and the accounting firm’s preferred treatment, and (iii) other material written communications between the accounting firm and the Company’s management, such as any management letter or schedule of unadjusted differences.

•	Inquire quarterly of management and the independent registered public accounting firm about significant areas of risk or exposure and assess the steps management of the Company has taken to minimize such risks.

•	Inquire quarterly of the independent registered public accounting firm of their views about how the Company’s choices of accounting principles and disclosure practices may affect public views and attitudes about the Company.

•	Review at least quarterly with financial management and the independent registered public accounting firm (i) the financial statements contained in the quarterly and annual reports to members to determine that the independent registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the members; (ii) critical financial reporting issues, policies and practices, including changes in or adoptions of accounting principles and disclosure practices, review significant period-end adjustments and any other matters required to be communicated to the Audit Committee by the auditors; and (iii) the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

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•	Review with financial management and the independent registered public accounting firm quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the Securities and Exchange Commission, or other regulators, or the releases are published.

•	Review succession planning with respect to accounting and financial human resources within the Company.

•	Report the results of the annual audit to the Board of Managers and, if requested by the Board, invite the independent auditors to attend the full Board of Managers’ meeting to assist in reporting the results of the annual audit or to answer the managers’ questions.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Managers.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain and compensate outside counsel, accountants, or others for this purpose to assist it in its investigation or for any other reason deemed advisable by a majority of the Audit Committee or its Chair.

•	Obtain the approval of the full Board of Managers of this Charter, and review and reassess this charter at least annually or as conditions dictate.

•	Review and approve all “related party transactions” required to be disclosed pursuant to SEC Regulation S-K, Item 404, or any successor provision.

•	Monitor compliance with the Company’s Code of Conduct and Business Ethics and review and approve any change in or request for waiver in the Company’s Code of Conduct and Business Ethics.

•	Review and concur with the Company’s Board of Managers in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer of the Company.

•	Affirm in the Company’s Proxy Statement that the Committee has fulfilled its responsibilities during the year in compliance with the Charter. The Audit Committee Charter will be included in the Proxy Statement every three years or when significant amendments are made to it.

•	Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company, as the Audit Committee may, in its discretion, determine to be advisable.

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PROCEDURES FOR RESPONDING TO CONCERNS

Every employee of or consultant to the Company who has, or who hears expressed by another person, any concerns about the manner in which the Company’s financial statements or public reports are prepared, the sufficiency of its internal financial controls, the honesty or competence of its financial management or independent registered public accounting firm or any other matter within the purview of the Audit Committee is directed and strongly encouraged to report the matter promptly to any member of the Audit Committee. The Audit Committee will attempt to keep the name of the person reporting the potential issue confidential to the extent requested by that person and not inconsistent with the best interests of the Company. The Audit Committee will not tolerate retaliation against any person who reports potential issues to the Audit Committee in good faith.

Any member of the Audit Committee who receives such a complaint or inquiry shall notify the Chair of the Audit Committee, who shall then notify the other members of the Audit Committee. The Audit Committee will then promptly decide on an appropriate methodology to investigate, understand and resolve the potential issue in a timely fashion. To do so, the Audit Committee has the power to retain outside counsel, accountants and other professionals to assist in responding to and investigating any issue. After review and discussion in an executive session and (as the Audit Committee deems necessary) with the full Board of Managers and with outside counsel or other outside advisors, the Audit Committee shall seek to promptly address the concerns and respond privately or publicly, as appropriate, to address the matter. The decision of the Audit Committee in any such matter will be final and binding on the Company without further action of the Board of Managers.

Approved by the Board of Managers and the Audit Committee as of November 8, 2005.

/s/ Marshall F. Wallach	/s/ Richard E. Stoddard
Marshall F. Wallach	Richard E. Stoddard
Chairman, Audit Committee	Chairman of the Board of Managers

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APPENDIX “A”

To help maintain internal audit controls, the following non-audit services shall not be performed by Kaiser’s independent registered public accounting firm (“Prohibited Services”):

•	Bookkeeping or other services related to the Company’s accounting records;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker, dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other services the SEC or the NASDAQ determines, by regulations is not permitted.

Some factors which may be considered by the Audit Committee when deciding whether to approve audit and non-audit services, which are not Prohibited Services, include:

1.	Whether the service facilitates the performance of the audit, improves the Company’s financial reporting process, or is otherwise in the interest of the Company and its members.

2.	Whether the service is being performed principally for the Audit Committee.

3.	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the Company’s financial reporting process.

4.	Whether the service would be performed by specialists who ordinarily also provide recurring audit support.

5.	Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Company’s business and operations.

6.	Whether the role of those performing the service would be inconsistent with the auditor’s role.

7.	Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management.

8.	Whether the independent registered public accounting firm, in effect, would be auditing its own numbers.

9.	Whether the project must be started and completed very quickly.

10.	The size of the fee(s) for the non-audit service(s).

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KAISER VENTURES LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Richard E. Stoddard and James F. Verhey as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all Class A Units of Kaiser Ventures LLC (the “Company”) held of record by the undersigned on April 28, 2006, at the annual meeting of the members of the Company to be held on June 20, 2006, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned Class A Member. If no direction is made, this Proxy will be voted for Proposal 1.

The representation in person or by proxy of at least a majority of the outstanding Class A Units entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. The members of the Board of Managers are elected by plurality of the votes cast by Class A Members entitled to vote at the Meeting. Class A Units represented by Proxies, which are marked “withhold authority,” will have no effect on the outcome of the vote for election of managers. Approval of any other matter requires the affirmative vote of the majority of Class A Units present in person or represented by proxy at the Annual Meeting. Only Class A Units that are voted in favor of a particular proposal will be counted toward achievement of a majority. Abstentions have the same effect as votes against the proposal.

PROPOSAL 1: ELECTION OF INDIVIDUALS TO BOARD OF MANAGERS

FOR ALL nominees listed unless indicated differently below

FOR AGAINST WITHHOLD

Richard E. Stoddard Ronald E. Bitonti Todd G. Cole Gerald A. Fawcett Marshall F. Wallach

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD OF MANAGERS. This proxy when properly executed will be voted in the manner directed herein by the undersigned limited partner.

Class A Unitholders may submit their proxy vote by either a) signing the back of this card and submitting by mail, b) by submitting their vote by phone, or c) by submitting their vote by internet.

To place a vote by phone, please call toll-free (877) 482-4947. At the prompt, please enter the unique seven-digit number printed below and, after the next prompt, enter the last four digits of the Primary Investor’s Tax ID to login. Follow the prompts to place your vote. To place a vote by internet, please go to http://www.kaiserventures.com and follow the link to the Proxy Voting website. Enter the unique seven-digit number printed below and the last four digits of the Primary Investor’s Tax ID to login. Follow the instructions shown on the screen to place your vote. Unitholders may submit their votes by any of the three manners listed above, however, only the last vote received by June 19, 2006 at 9:00 AM Pacific Time will be accepted. Votes may also be submitted in person at the annual meeting. Any vote submitted will automatically revoke any previous vote submitted for this proxy.

In accordance with their discretion, said Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy that may properly come before the meeting.

Dated , 2006

Signature

Signature (if held jointly)

Title

Please sign exactly as name appears at the left. When units are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person. Please provide copy of corporate resolution or other document showing authorized persons.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE TO:

ACS Securities Services, Inc., 3988 N. Central Expressway, Bldg. 5, 6th Floor, Dallas, Texas 75204-0918. If you have any questions, please feel free to contact our tabulation agent ACS Securities Services, Inc. at (866) 275-3703.